Exhibit 99.1

15985 East High Street

P. O. Box 35

Middlefield, Ohio 44062

Phone: (440) 632-1666    Fax: (440) 632-1700

www.middlefieldbank.bank

PRESS RELEASE

Contacts for Middlefield
Company Contact:	Investor and Media Contact:
James R. Heslop, II President & CEO Middlefield Banc Corp. (440) 632-1666 Ext. 3219 JHeslop@middlefieldbank.com	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Middlefield Banc Corp. Receives Shareholder Approval

for Merger with Liberty Bancshares, Inc.

MIDDLEFIELD, Ohio – November 8, 2022 ◆◆◆◆ Middlefield Banc Corp. (“Middlefield”, or the “Company”) (NASDAQ: MBCN), the bank holding company for The Middlefield Banking Company, announced today that the shareholders of Middlefield have voted to approve the proposed merger of Liberty Bancshares, Inc. (OTC Markets: LBSI). The merger is expected to be completed during the fourth quarter of 2022.

About Middlefield Banc Corp.

Middlefield Banc Corp., headquartered in Middlefield, Ohio, is the bank holding company of The Middlefield Banking Company, with total assets of $1.35 billion at September 30, 2022. The Bank operates 16 full-service banking centers and an LPL Financial® brokerage office serving Beachwood, Chardon, Cortland, Dublin, Garrettsville, Mantua, Middlefield, Newbury, Orwell, Plain City, Powell, Solon, Sunbury, Twinsburg, and Westerville. The Bank also operates a Loan Production Office in Mentor, Ohio.

Additional information is available at www.middlefieldbank.bank

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Middlefield’s current expectations regarding the company’s business strategies and intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Middlefield’s control. Numerous uncertainties, risks, and changes could cause or contribute to Middlefield’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; Middlefield’s failure to integrate Liberty Bancshares, Inc. and Liberty National Bank with Middlefield and The Middlefield Banking Company in accordance with expectations; deviations from performance expectations related to Liberty Bancshares, Inc. and Liberty National Bank; diversion of management’s attention on the proposed transaction; general economic conditions in markets where Middlefield and Liberty Bancshares, Inc. conduct business, which could materially impact credit quality trends; effects of the COVID-19 pandemic on the local, national, and international economy, Middlefield’s or Liberty’s organization and employees, and Middlefield’s and Liberty’s customers and suppliers and their business operations and financial condition; disruptions in the mortgage and lending markets and significant or unexpected fluctuations in interest rates related to COVID-19 and governmental responses, including financial stimulus packages; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where Middlefield and Liberty conduct business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in Middlefield’s filings with the Securities and Exchange Commission (the “SEC”).

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this release or made elsewhere from time to time by Middlefield. Forward-looking statements speak only as of the date made, and Middlefield assumes no duty and does not undertake to update forward-looking statements.

Middlefield provides further detail regarding these risks and uncertainties in the latest Annual Report, including in the risk factors section of Middlefield’s latest Annual Report on Form 10-K, as well as in subsequent SEC filings, available on the SEC’s website at www.sec.gov.